       NUMBER                    [LOGO]                    SHARES

                          I N T R A B I O T I C S

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP  46116T 10 0

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE OF


----------------------INTRABIOTICS PHARMACEUTICALS, INC.-----------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE
SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


               [INTRABIOTICS PHARMACEUTICALS, INC.
                        CORRPORATE SEAL
                         JAN. 19, 1994
                           DELAWARE]
/s/ Robert L. Jones                             /s/ Kenneth J. Kelley
 CORPORATE SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
             PO BOX 1598
             DENVER, COLORADO 88901
                            TRANSFER AGENT AND REGISTRAR
BY
                                        AUTHORIZED SIGNATURE

     THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF
THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --   as tenants in common             UNIF GIFT MIN ACT--  ........................ Custodian ........................
                                                                             (Cust)                            (Minor)
TEN ENT  --   as tenants by the entireties                          under Uniform Gifts to
JT TEN   --   as joint tenants with right of                        Minors Act.................................................
              survivorship and not as tenants                                                 (State)
              in common                        UNIF YRF MIN ACT --  ....................... Custodian (under age...............)
                                                                            (Cust)

                                                                    ....................................under Uniform Transfere
                                                                            (Minor)
                                                                    of Minor Act ..............................................
                                                                                                (State)


        Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, ____________________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
//////////////////////////////////////
/                                    /
//////////////////////////////////////

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________


                                X _____________________________________________

                                X _____________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                  CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. FILE 17/AC-15.